SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 25, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-04          13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On August 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC1

                      JPMORGAN CHASE BANK, N.A., not in its
                      individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Andrew Cooper
                     --------------------------------------------
                     Andrew Cooper
                     Assistant Vice President

               Date: August 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-BC1
                           Statement to Certificate Holders
                                 August 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        382,106,000.00  300,711,253.84     21,199,556.81      924,413.71     22,123,970.52     0.00    0.00      279,511,697.03
A1B        214,108,000.00  214,108,000.00              0.00      680,311.39        680,311.39     0.00    0.00      214,108,000.00
A1C         38,935,000.00   38,935,000.00              0.00      127,736.10        127,736.10     0.00    0.00       38,935,000.00
M1          40,457,000.00   40,457,000.00              0.00      136,909.85        136,909.85     0.00    0.00       40,457,000.00
M2          26,710,000.00   26,710,000.00              0.00       91,078.85         91,078.85     0.00    0.00       26,710,000.00
M3          43,207,000.00   43,207,000.00              0.00      155,517.36        155,517.36     0.00    0.00       43,207,000.00
M4          14,140,000.00   14,140,000.00              0.00       51,625.44         51,625.44     0.00    0.00       14,140,000.00
B1          10,212,000.00   10,212,000.00              0.00       40,977.48         40,977.48     0.00    0.00       10,212,000.00
B2           7,855,000.00    7,855,000.00              0.00       32,195.98         32,195.98     0.00    0.00        7,855,000.00
B3           7,859,000.00    7,859,000.00              0.00       36,814.14         36,814.14     0.00    0.00        7,859,000.00
R                  100.00            0.00              0.00            0.00              0.00     0.00    0.00                0.00
C                    0.00            0.00              0.00            0.00              0.00     0.00    0.00                0.00
P                    0.00            0.00              0.00      482,669.42        482,669.42     0.00    0.00                0.00
TOTALS     785,589,100.00  704,194,253.84     21,199,556.81    2,760,249.72     23,959,806.53     0.00    0.00      682,994,697.03
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A     84751PEN5     786.98385746     55.48082681     2.41925987     57.90008668          731.50303065      A1A        3.570000 %
A1B     84751PEP0   1,000.00000000      0.00000000     3.17742163      3.17742163        1,000.00000000      A1B        3.690000 %
A1C     84751PEQ8   1,000.00000000      0.00000000     3.28075254      3.28075254        1,000.00000000      A1C        3.810000 %
M1      84751PER6   1,000.00000000      0.00000000     3.38408310      3.38408310        1,000.00000000      M1         3.930000 %
M2      84751PES4   1,000.00000000      0.00000000     3.40991576      3.40991576        1,000.00000000      M2         3.960000 %
M3      84751PET2   1,000.00000000      0.00000000     3.59935566      3.59935566        1,000.00000000      M3         4.180000 %
M4      84751PEU9   1,000.00000000      0.00000000     3.65102122      3.65102122        1,000.00000000      M4         4.240000 %
B1      84751PEV7   1,000.00000000      0.00000000     4.01267920      4.01267920        1,000.00000000      B1         4.660000 %
B2      84751PEW5   1,000.00000000      0.00000000     4.09878803      4.09878803        1,000.00000000      B2         4.760000 %
B3      84751PEX3   1,000.00000000      0.00000000     4.68432880      4.68432880        1,000.00000000      B3         5.440000 %
R       84751PEY1       0.00000000      0.00000000     0.00000000      0.00000000            0.00000000      R          3.570000 %
TOTALS                896.39005154     26.98555366     3.51360491     30.49915857          869.40449789
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)             Scheduled Principal                                                                  449,687.79
                               Principal Prepayments                                                             19,069,668.04
                               Repurchased Principal                                                                      0.00
                               Prepayment Penalties                                                                 482,669.42

Section 4.05(a)(v)             Total Beginning Number of Loans                                                           4,975
                               Total Ending Number of Loans                                                              4,874
                               Total Ending Collateral Balance                                                  691,921,538.31

Section 4.05(a)                O/C Amount                                                                         8,926,841.28
                               Targeted O/C Amount                                                               18,068,567.23
                               O/C Deficiency Amount                                                              9,141,725.95
                               O/C Release Amount                                                                         0.00
                               Monthly Excess Interest                                                            1,680,200.98
                               Monthly Excess Cash Flow Amount                                                    1,680,200.98
                               Extra Principal Distribution Amount                                                1,680,200.98

Section 4.05(a)(vi)            Servicing Fee                                                                        296,434.01

Section 4.05(a)(viii)          Current Advances                                                                   1,357,245.33

Section 4.05(a)(ix)            Cumulative Realized Loss Amount                                                            0.00

Section 4.05(a)(ix)            Cumulative Class A1a Applied Realized Loss Amount                                          0.00
Section 4.05(a)(ix)            Cumulative Class A1b Applied Realized Loss Amount                                          0.00
Section 4.05(a)(ix)            Cumulative Class A1c Applied Realized Loss Amount                                          0.00
                               Cumulative Class M1 Applied Realized Loss Amount                                           0.00
                               Cumulative Class M2 Applied Realized Loss Amount                                           0.00
                               Cumulative Class M3 Applied Realized Loss Amount                                           0.00
                               Cumulative Class M4 Applied Realized Loss Amount                                           0.00
                               Cumulative Class B1 Applied Realized Loss Amount                                           0.00
                               Cumulative Class B2 Applied Realized Loss Amount                                           0.00
                               Cumulative Class B3 Applied Realized Loss Amount                                           0.00

Section 4.05(a)(x)             Current Realized Loss Amount                                                               0.00

Section 4.05(a)(x)             Current Class A1a Applied Realized Loss Amount                                             0.00
Section 4.05(a)(x)             Current Class A1b Applied Realized Loss Amount                                             0.00
Section 4.05(a)(x)             Current Class A1c Applied Realized Loss Amount                                             0.00
                               Current Class M1 Applied Realized Loss Amount                                              0.00
                               Current Class M2 Applied Realized Loss Amount                                              0.00
                               Current Class M3 Applied Realized Loss Amount                                              0.00
                               Current Class M4 Applied Realized Loss Amount                                              0.00
                               Current Class B1 Applied Realized Loss Amount                                              0.00
                               Current Class B2 Applied Realized Loss Amount                                              0.00
                               Current Class B3 Applied Realized Loss Amount                                              0.00

Section 4.05(a)(xi)                                       Loans Delinquent
                                      Group 1
                                                                                Principal
                                     Category              Number                Balance               Percentage
                                     1 Month                       127            18,108,796.22                  2.62 %
                                     2 Month                        76            11,102,367.71                  1.60 %
                                     3 Month                        82            10,428,577.39                  1.51 %
                                      Total                        285            39,639,741.32                  5.73 %

                                     Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                       Loans in Foreclosure
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                               11            1,989,567.73                  0.29 %

Section 4.05(a)(xi)                                       Loans in Bankruptcy
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                               15            1,710,420.84                  0.25 %

Section 4.05(a)(xiii)                                     Loans in REO
                                      Group 1
                                                           Principal
                                      Number               Balance                Percentage
                                                4              746,766.15                  0.11 %

Section 4.05(a)(xv)            Has the Step Down Trigger Occurred?                                                              N/A

                               Rolling 3 Month Prior Delinquency Percentage                                                2.3340 %

                               Cumulative Realized Losses as a Percentage of Original Collateral Balance                 0.000000 %

Section 4.05(a)(xvi)           Class A1a Interest Carryforward Amount                                                          0.00
                               Class A1b Interest Carryforward Amount                                                          0.00
                               Class A1c Interest Carryforward Amount                                                          0.00
                               Class M1 Interest Carryforward Amount                                                           0.00
                               Class M2 Interest Carryforward Amount                                                           0.00
                               Class M3 Interest Carryforward Amount                                                           0.00
                               Class M4 Interest Carryforward Amount                                                           0.00
                               Class B1 Interest Carryforward Amount                                                           0.00
                               Class B2 Interest Carryforward Amount                                                           0.00
                               Class B3 Interest Carryforward Amount                                                           0.00
                               Class R Interest Carryforward Amount                                                            0.00

Section 4.05(a)(xvii)          Class A1a Interest Carryover Amount Paid                                                        0.00
                               Class A1b Interest Carryover Amount Paid                                                        0.00
                               Class A1c Interest Carryover Amount Paid                                                        0.00
                               Class M1 Interest Carryover Amount Paid                                                         0.00
                               Class M2 Interest Carryover Amount Paid                                                         0.00
                               Class M3 Interest Carryover Amount Paid                                                         0.00
                               Class M4 Interest Carryover Amount Paid                                                         0.00
                               Class B1 Interest Carryover Amount Paid                                                         0.00
                               Class B2 Interest Carryover Amount Paid                                                         0.00
                               Class B3 Interest Carryover Amount Paid                                                         0.00
                               Class R Interest Carryover Amount Paid                                                          0.00

Section 4.05(a)(xviii)         Repurchased Principal                                                                           0.00

Section 4.05(a)                Weighted Average Mortgage Rate for All Loans                                              7.175755 %
                               Weighted Average Term to Maturity                                                                340

Section 4.05(a)                Total Class Interest Accrual Relief Act Reduction                                              56.17
                               Class A1a Interest Accrual Relief Act Reduction                                                22.80
                               Class A1b Interest Accrual Relief Act Reduction                                                16.78
                               Class A1c Interest Accrual Relief Act Reduction                                                 3.15
                               Class M1 Interest Accrual Relief Act Reduction                                                  3.38
                               Class M2 Interest Accrual Relief Act Reduction                                                  2.25
                               Class M3 Interest Accrual Relief Act Reduction                                                  3.84
                               Class M4 Interest Accrual Relief Act Reduction                                                  1.27
                               Class B1 Interest Accrual Relief Act Reduction                                                  1.01
                               Class B2 Interest Accrual Relief Act Reduction                                                  0.79
                               Class B3 Interest Accrual Relief Act Reduction                                                  0.91
                               Class R Interest Accrual Relief Act Reduction                                                   0.00

Section 4.05(a)                Net Prepayment Interest Shortfalls                                                              0.00
                               Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                               Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                               Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                               Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class R Interest Accrual Prepayment Interest Shortfall Reduction                                0.00

                               Beginning Cap Contract Balance                                                         74,272,994.00
                               Current Period Cap Contract Amount                                                              0.00
                               Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                               0.00
                               Cap Contract Amount Paid to C Class                                                             0.00
                               Ending Cap Contract Balance                                                            72,745,340.10

Section 4.05(a)                Class A1A Floating Rate Certificate Carryover Paid                                              0.00
                               Class A1A Floating Rate Certificate Carryover Remaining                                         0.00

                               Class A1B Floating Rate Certificate Carryover Paid                                              0.00
                               Class A1B Floating Rate Certificate Carryover Remaining                                         0.00

                               Class A1C Floating Rate Certificate Carryover Paid                                              0.00
                               Class A1C Floating Rate Certificate Carryover Remaining                                         0.00

                               Class Class M1 Floating Rate Certificate Carryover Paid                                         0.00
                               Class M1 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class M2 Floating Rate Certificate Carryover Paid                                               0.00
                               Class M2 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class M3 Floating Rate Certificate Carryover Paid                                               0.00
                               Class M3 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class M4 Floating Rate Certificate Carryover Paid                                               0.00
                               Class M4 Floating Rate Certificate Carryover Remaining                                          0.00
                               Class B1 Floating Rate Certificate Carryover Paid                                               0.00
                               Class B1 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class B2 Floating Rate Certificate Carryover Paid                                               0.00
                               Class B2 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class B3 Floating Rate Certificate Carryover Paid                                               0.00
                               Class B3 Floating Rate Certificate Carryover Remaining                                          0.00

                               Class R Floating Rate Certificate Carryover Paid                                                0.00
                               Class R Floating Rate Certificate Carryover Remaining                                           0.00

Section 4.05(a)                Available Funds                                                                        23,477,137.11
                               Interest Remittance Amount                                                              3,957,781.28
                               Principal Remittance Amount                                                            19,519,355.83

Sec 4.06(ii) Class C Distributable Amount                                                                                      0.00

Interest Earnings on Certificate Account Paid to Seller                                                                    7,557.80

                Copyright  2005 J.P. Morgan Chase & Co. All rights reserved.